EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906

of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of Friedman Industries, Incorporated (the “Company”) on Form 10-Q for the period ended September 30, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, William E. Crow, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2012

By	/s/ William E. Crow
Name:	William E. Crow
Title:	Chief Executive Officer and President